UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2009

Legg Mason ClearBridge

Large Cap Growth Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Large Cap Growth Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.2% in October 2009, the unemployment rate fell to

Legg Mason ClearBridge Large Cap Growth Fund	I

Letter from the chairman continued

10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during two of the first three months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the Index rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. However, the reporting period ended on a bright note, as the Index gained 6.00% in November. The market’s strong rebound was due to a variety of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 25.39% over the twelve-month reporting period ended November 30, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vii, Russell Midcapviii and Russell 2000ix Indices, returned 27.38%, 38.59% and 24.53%, respectively, during the twelve-month period ended November 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 35.13% and 19.23%, respectively.

Special shareholder notice

Effective October 31, 2009, Peter Bourbeau and Scott Glasser of ClearBridge Advisors, LLC are co-portfolio managers of the Fund. Mr. Bourbeau has shared the responsibility for the day-to-day management of the Fund’s portfolio since July 2009. Mr. Glasser has shared the responsibility for the day-to-day management of the Fund’s portfolio since August 2009.

II	Legg Mason ClearBridge Large Cap Growth Fund

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

Legg Mason ClearBridge Large Cap Growth Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason ClearBridge Large Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. We attempt to identify established companies which are dominant in their industries due to product, distribution or service strength. Many of these companies are household names and are strategically positioned for growth in the U.S. and overseas.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large-capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period was dominated by a remarkable set of conditions that heavily impacted performance in both positive and negative ways. The period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, a dramatic presidential election, record job losses, a Federal Reserve Board (“Fed”)i and the U.S. Department of the Treasury thrust into the spotlight of national politics, and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy expected to have, at least technically if not fully, emerged from a recession that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began. In hindsight, we can attribute the crisis largely to the initial bursting of the housing market bubble in 2007 and the subsequent devaluation of the collateralized debt obligations composed of the subprime mortgages that fueled the bubble.

In the fall of 2008, during the months prior to the start of the Fund’s reporting period, a rapidly unfolding series of events linked to the emerging credit market and liquidity crisis culminated in the collapse and/or distressed acquisitions of several major financial services companies, including the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history.

During this time, the domestic stock market suffered record-breaking declines culminating in a historical market low on October 10, 2008. The leading stock indices rapidly recovered as much as 10% off of those lows

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	1

Fund overview continued

before plunging again the following month to even greater depths on November 20, 2008, just as the prior annual period was drawing to a close.

After the start of the reporting period in December of 2008, the domestic stock indices saw a short-lived bear market rally through the end of calendar year 2008, but rapidly reversed course after the start of the new year and fell even further, setting what many now consider to be a durable bottom and a “generational” low on March 9, 2009 and marking the inflection point of the new stock market rally.

This powerful and sustained rally following the March low generated seven consecutive months of gains for the broad S&P 500 Indexii and returned 64.62% from the March 9th bottom through the end of November — the best advance the S&P 500 Index has seen since 1938. The blue-chip Dow Jones Industrial Average (“DJIA”)iii rose 61.59% from its twelve-year low in March through the end of the reporting period, and the technology-oriented NASDAQ Composite Index (“NASDAQ”)iv gained 70.26% for the same period.

Stock market volatility, as measured by the Volatility Index (“VIX”)v — often referred to as the “investor fear index” — set a record high in November 2008, the month before the start of the reporting period, and remained elevated over much of the period. However, the VIX trended downward and by the close of the period had fallen to a range within historical norms, 50% below its peak.

Estimates of third quarter 2009 U.S. gross domestic product (“GDP”)vi data released in December indicated that the economy had grown by an annual rate of 2.2%, technically marking the end of the so-called “Great Recession.” However, disappointing data for other key economic indicators, including a November unemployment rate of 10.0%, left many in the market with doubts about the strength and pace of the overall economic recovery and the long-term viability of the present bull market.

Q. How did we respond to these changing market conditions?

A. In response to these market conditions, we did not deviate from our fundamental-based, bottom-up stock selection process, believing that maintaining our long-term focus and our investment discipline becomes particularly important in periods of extraordinary market turmoil such as the past fiscal year. Instead, we continued to focus on companies we believe to be high-quality, with strong balance sheets and the ability to finance their operations through their own free cash flow, significant and sustainable competitive advantages in their products or services, and seasoned management teams that have long-term perspectives on their businesses.

2	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Performance review

For the twelve months ended November 30, 2009, Class A shares of Legg Mason ClearBridge Large Cap Growth Fund, excluding sales charges, returned 42.76%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexvii, returned 35.50% over the same time frame. The Lipper Large-Cap Growth Funds Category Average1 returned 33.36% for the same period.

PERFORMANCE SNAPSHOT as of November 30, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Large Cap Growth Fund — Class A Shares	17.68%	42.76%
Russell 1000 Growth Index	20.67%	35.50%
Lipper Large-Cap Growth Funds Category Average[1]	18.73%	33.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 17.30%, Class C shares returned 17.29%, Class R shares returned 17.54% and Class I shares returned 17.88% over the six months ended November 30, 2009. Excluding sales charges, Class B shares returned 41.73%, Class C shares returned 41.81%, Class R shares returned 42.53% and Class I shares returned 43.28% over the twelve months ended November 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated March 19, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.22%, 1.93%, 1.90%, 1.41% and 0.83%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in the six economic sectors in which it was invested, with the greatest contributions to returns coming from the Information Technology (“IT”) and Consumer Discretionary sectors. In terms of individual Fund holdings, leading contributors to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 838 funds for the six-month period and among the 820 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	3

Fund overview continued

performance for the period included Amazon.com Inc. and Sears Holdings Corp., both in the Consumer Discretionary sector, Red Hat Inc., Akamai Technologies Inc. and Google Inc. (Class A Shares), all in the IT sector, and BlackRock Inc. (Class A Shares) in the Financials sector.

Relative to the benchmark, both the Fund’s overall stock selection and its overall sector allocation contributed to performance in nearly equal measures. Stock selection in the Consumer Discretionary and IT sectors made significant contributions to performance when compared with the benchmark, while stock selection in the Health Care sector contributed to a lesser extent. In terms of sector allocation, the leading contributors for the period included the Fund’s overweights to the Financials and Consumer Discretionary sectors and its underweight to the Industrials sector.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, the only four detractors from performance for the period were Berkshire Hathaway Inc. (Class A Shares) and Nasdaq OMX Group Inc., both in the Financials sector, Procter & Gamble Co. in the Consumer Staples sector and General Electric Co. in the Industrials sector. On a relative basis, only the Fund’s stock selection in the Financials, Consumer Staples and Industrials sectors detracted from performance as measured against the benchmark.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund during the period included the sale of the Fund’s existing holdings in Genentech Inc. in the Health Care sector and Texas Instruments Inc. in the IT sector. Additions to the Fund’s portfolio during the period included new positions in Yahoo! Inc. in the IT sector, Edwards Lifesciences Corp. in the Health Care sector, as well as Charles Schwab Corp. and BlackRock Inc. (Class A Shares), both in the Financials sector.

Over the course of the fiscal year, we reduced the Fund’s overweight to the Health Care sector while increasing its overweight to the Financials sector, and moved from a slight underweight to an overweight position in the IT sector.

Thank you for your investment in Legg Mason ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Sincerely,

Peter Bourbeau	Scott Glasser
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

December 22, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com Inc. (6.1%), Coca-Cola Co. (4.5%), Google Inc., Class A Shares (4.5%), Akamai Technologies Inc. (4.2%), BlackRock Inc., Class A Shares (3.9%), Berkshire Hathaway Inc., Class A Shares (3.8%), QUALCOMM Inc. (3.8%), Johnson & Johnson (3.6%), Red Hat Inc. (3.6%) and Celgene Corp. (3.3%). Please refer to pages 11 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2009 were: Information Technology (35.7%), Health Care (19.5%), Consumer Staples (13.6%), Consumer Discretionary (13.5%) and Financials (12.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Diversification does not assure against market loss. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index (“NASDAQ”) is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of November 30, 2009 and November 30, 2008 and do not include derivatives. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2009 and held for the six months ended November 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	17.68%	$1,000.00	$1,176.80	1.26%	$6.88
Class B	17.30	1,000.00	1,173.00	1.93	10.51
Class C	17.29	1,000.00	1,172.90	1.91	10.40
Class R	17.54	1,000.00	1,175.40	1.48	8.07
Class I	17.88	1,000.00	1,178.80	0.86	4.70

[1]	For the six months ended November 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.75	1.26%	$6.38
Class B	5.00	1,000.00	1,015.39	1.93	9.75
Class C	5.00	1,000.00	1,015.49	1.91	9.65
Class R	5.00	1,000.00	1,017.65	1.48	7.49
Class I	5.00	1,000.00	1,020.76	0.86	4.36

[1]	For the six months ended November 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the recent fiscal half-year, then divided by 365.

8	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS R	CLASS I
Twelve Months Ended 11/30/09	42.76%	41.73%	41.81%	42.53%	43.28%
Five Years Ended 11/30/09	0.53	-0.20	-0.18	N/A	0.89
Ten Years Ended 11/30/09	-1.15	-1.74	-1.87	N/A	-0.78
Inception* through 11/30/09	5.04	4.53	4.26	-4.29	4.93

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS R	CLASS I
Twelve Months Ended 11/30/09	34.55%	36.73%	40.81%	42.53%	43.28%
Five Years Ended 11/30/09	-0.65	-0.40	-0.18	N/A	0.89
Ten Years Ended 11/30/09	-1.73	-1.74	-1.87	N/A	-0.78
Inception* through 11/30/09	4.53	4.53	4.26	-4.29	4.93

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (11/30/99 through 11/30/09)			-10.90%
Class B (11/30/99 through 11/30/09)			-16.07
Class C (11/30/99 through 11/30/09)			-17.24
Class R (Inception date of 12/28/06 through 11/30/09)			-12.04
Class I (11/30/99 through 11/30/09)			-7.57

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, B and C shares is August 29, 1997. Inception date for Class R shares is December 28, 2006. Inception date for Class I shares is October 15, 1997.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON CLEARBRIDGE LARGE CAP GROWTH FUND VS. RUSSELL 1000 GROWTH INDEX† — November 1999 - November 2009

†

Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason ClearBridge Large Cap Growth Fund on November 30, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2009. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Schedule of investments

November 30, 2009

LEGG MASON CLEARBRIDGE LARGE CAP GROWTH FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 98.3%
CONSUMER DISCRETIONARY — 13.5%
	Internet & Catalog Retail — 6.1%
823,820	Amazon.com Inc.*	$111,965,376
	Media — 3.0%
1,806,610	Walt Disney Co.	54,595,754
	Multiline Retail — 1.4%
367,370	Sears Holdings Corp.*	26,064,902
	Specialty Retail — 3.0%
1,993,830	Home Depot Inc.	54,551,189
	TOTAL CONSUMER DISCRETIONARY	247,177,221
CONSUMER STAPLES — 13.6%
	Beverages — 7.8%
1,437,240	Coca-Cola Co.	82,210,128
972,490	PepsiCo Inc.	60,508,328
	Total Beverages	142,718,456
	Food & Staples Retailing — 3.0%
1,813,970	CVS Caremark Corp.	56,251,210
	Household Products — 2.8%
829,380	Procter & Gamble Co.	51,711,843
	TOTAL CONSUMER STAPLES	250,681,509
FINANCIALS — 12.4%
	Capital Markets — 6.4%
319,230	BlackRock Inc., Class A Shares	72,490,748
2,477,850	Charles Schwab Corp.	45,418,991
	Total Capital Markets	117,909,739
	Diversified Financial Services — 2.2%
2,116,530	Nasdaq OMX Group Inc.*	39,536,780
	Insurance — 3.8%
700	Berkshire Hathaway Inc., Class A Shares*	70,420,000
	TOTAL FINANCIALS	227,866,519
HEALTH CARE — 19.5%
	Biotechnology — 11.4%
1,045,780	Amgen Inc.*	58,929,703
864,350	Biogen Idec Inc.*	40,572,589
1,100,000	Celgene Corp.*	60,995,000
1,283,770	Vertex Pharmaceuticals Inc.*	49,835,951
	Total Biotechnology	210,333,243
	Health Care Equipment & Supplies — 1.4%
305,800	Edwards Lifesciences Corp.*	25,161,224

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	11

Schedule of investments continued

November 30, 2009

LEGG MASON CLEARBRIDGE LARGE CAP GROWTH FUND
SHARES	SECURITY	VALUE

	Pharmaceuticals — 6.7%
1,057,040	Johnson & Johnson	$66,424,394
342,140	Roche Holding AG	55,961,774
	Total Pharmaceuticals	122,386,168
	TOTAL HEALTH CARE	357,880,635
INDUSTRIALS — 3.6%
	Electrical Equipment — 1.6%
247,780	First Solar Inc.*	29,513,076
	Industrial Conglomerates — 2.0%
2,344,380	General Electric Co.	37,556,967
	TOTAL INDUSTRIALS	67,070,043
INFORMATION TECHNOLOGY — 35.7%
	Communications Equipment — 9.6%
2,433,510	Cisco Systems Inc.*	56,944,134
1,919,510	Juniper Networks Inc.*	50,156,796
1,533,130	QUALCOMM Inc.	68,990,850
	Total Communications Equipment	176,091,780
	Internet Software & Services — 12.9%
3,197,660	Akamai Technologies Inc.*	76,743,840
2,019,330	eBay Inc.*	49,413,005
140,790	Google Inc., Class A Shares*	82,080,570
1,895,090	Yahoo! Inc.*	28,369,497
	Total Internet Software & Services	236,606,912
	Semiconductors & Semiconductor Equipment — 5.3%
2,722,510	Intel Corp.	52,272,192
3,502,670	NVIDIA Corp.*	45,744,870
	Total Semiconductors & Semiconductor Equipment	98,017,062
	Software — 7.9%
1,988,740	Electronic Arts Inc.*	33,589,819
1,569,300	Microsoft Corp.	46,153,113
2,443,340	Red Hat Inc.*	65,237,178
	Total Software	144,980,110
	TOTAL INFORMATION TECHNOLOGY	655,695,864
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,456,358,147)	1,806,371,791

See Notes to Financial Statements.

12	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE LARGE CAP GROWTH FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 1.7%
	Repurchase Agreement — 1.7%
$31,007,000	Interest in $290,939,000 joint tri-party repurchase agreement dated 11/30/09 with Barclays Capital Inc., 0.150% due 12/1/09; Proceeds at maturity — $31,007,129; (Fully collateralized by various U.S. government obligations, 3.375% to 6.000% due 11/15/19 to 2/15/26; Market value — $31,627,140) (Cost — $31,007,000)	$31,007,000
	TOTAL INVESTMENTS — 100.0% (Cost — $1,487,365,147#)	1,837,378,791
	Liabilities in Excess of Other Assets — 0.0%	(189,228)
	TOTAL NET ASSETS — 100.0%	$1,837,189,563

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,487,986,243.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	13

Statement of assets and liabilities

November 30, 2009

ASSETS:
Investments, at value (Cost — $1,487,365,147)	$1,837,378,791
Cash	765
Receivable for Fund shares sold	3,898,548
Dividends and interest receivable	2,458,008
Prepaid expenses	101,783
Total Assets	1,843,837,895
LIABILITIES:
Payable for Fund shares repurchased	3,960,502
Investment management fee payable	1,106,741
Distribution fees payable	593,344
Trustees’ fees payable	189,611
Accrued expenses	798,134
Total Liabilities	6,648,332
TOTAL NET ASSETS	$1,837,189,563
NET ASSETS:
Par value (Note 6)	$878
Paid-in capital in excess of par value	1,688,592,138
Accumulated net investment loss	(110,903)
Accumulated net realized loss on investments and foreign currency transactions	(201,345,233)
Net unrealized appreciation on investments and foreign currencies	350,052,683
TOTAL NET ASSETS	$1,837,189,563
Shares Outstanding:
Class A	62,804,804
Class B	4,638,425
Class C	15,352,515
Class R	15,978
Class I	4,946,552
Net Asset Value:
Class A (and redemption price)	$21.30
Class B*	$19.46
Class C*	$19.47
Class R (and redemption price)	$21.18
Class I (and redemption price)	$22.28
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.60

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Statement of operations

For the Year Ended November 30, 2009

INVESTMENT INCOME:
Dividends	$20,339,912
Interest	30,386
Less: Foreign taxes withheld	(162,623)
Total Investment Income	20,207,675
EXPENSES:
Investment management fee (Note 2)	13,586,684
Distribution fees (Notes 2 and 5)	7,037,197
Transfer agent fees (Note 5)	3,657,273
Shareholder reports (Note 5)	219,455
Trustees’ fees	201,320
Registration fees	163,301
Legal fees	148,997
Insurance	56,553
Audit and tax	52,638
Custody fees	16,502
Miscellaneous expenses	17,337
Total Expenses	25,157,257
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(170)
Net Expenses	25,157,087
NET INVESTMENT LOSS	(4,949,412)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	186,276,612
Foreign currency transactions	19,079
Net Realized Gain	186,295,691
Change in Net Unrealized Appreciation/Depreciation From:
Investments	470,557,034
Foreign currencies	39,039
Change in Net Unrealized Appreciation/Depreciation	470,596,073
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	656,891,764
INCREASE IN NET ASSETS FROM OPERATIONS	$651,942,352

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	15

Statements of changes in net assets

FOR THE YEARS ENDED NOVEMBER 30,	2009	2008
OPERATIONS:
Net investment loss	$(4,949,412)	$(10,482,470)
Net realized gain (loss)	186,295,691	(57,599,847)
Change in net unrealized appreciation/depreciation	470,596,073	(1,409,874,748)
Increase (Decrease) in Net Assets From Operations	651,942,352	(1,477,957,065)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	380,957,019	797,153,098
Cost of shares repurchased	(988,683,634)	(1,801,233,359)
Decrease in Net Assets From Fund Share Transactions	(607,726,615)	(1,004,080,261)
INCREASE (DECREASE) IN NET ASSETS	44,215,737	(2,482,037,326)
NET ASSETS:
Beginning of year	1,792,973,826	4,275,011,152
End of year*	$1,837,189,563	$1,792,973,826
* Includes accumulated net investment loss of:	$(110,903)	$(153,057)

See Notes to Financial Statements.

16	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.92	$25.74	$23.92	$23.30	$20.74
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.03)	(0.06)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	6.41	(10.76)	1.89	0.66	2.62
Total income (loss) from operations	6.38	(10.82)	1.82	0.62	2.56
NET ASSET VALUE, END OF YEAR	$21.30	$14.92	$25.74	$23.92	$23.30
Total return[2]	42.76%†	(42.04)%	7.61%	2.66%	12.34%
NET ASSETS, END OF YEAR (MILLIONS)	$1,338	$1,259	$2,607	$2,453	$2,040
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.25%	1.20%	1.12%[3]	1.11%	1.17%
Net expenses	1.25	1.20	1.12 [3]	1.09 [4]	1.17
Net investment loss	(0.16)	(0.26)	(0.29)	(0.17)	(0.30)
PORTFOLIO TURNOVER RATE	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[4]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 42.49%.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	17

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.73	$23.86	$22.33	$21.92	$19.66
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.14)	(0.20)	(0.23)	(0.20)	(0.21)
Net realized and unrealized gain (loss)	5.87	(9.93)	1.76	0.61	2.47
Total income (loss) from operations	5.73	(10.13)	1.53	0.41	2.26
NET ASSET VALUE, END OF YEAR	$19.46	$13.73	$23.86	$22.33	$21.92
Total return[2]	41.73%†	(42.46)%	6.85%	1.87%	11.50%
NET ASSETS, END OF YEAR (MILLIONS)	$90	$102	$291	$462	$754
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.00%	1.93%	1.92%[3]	1.87%	1.90%
Net expenses	2.00	1.91 [4,5]	1.81 [3,4,5]	1.85 [5]	1.90
Net investment loss	(0.89)	(0.98)	(0.99)	(0.94)	(1.05)
PORTFOLIO TURNOVER RATE	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.80%, respectively.

[4]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.88% of average net assets of Class B shares.

[5]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without the gains, the total return would have been 41.44%.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.73	$23.86	$22.33	$21.91	$19.65
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.14)	(0.19)	(0.23)	(0.19)	(0.22)
Net realized and unrealized gain (loss)	5.88	(9.94)	1.76	0.61	2.48
Total income (loss) from operations	5.74	(10.13)	1.53	0.42	2.26
NET ASSET VALUE, END OF YEAR	$19.47	$13.73	$23.86	$22.33	$21.91
Total return[2]	41.81%†	(42.46)%	6.85%	1.92%	11.50%
NET ASSETS, END OF YEAR (MILLIONS)	$299	$263	$601	$702	$902
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.94%	1.90%	1.85%[3]	1.85%	1.92%
Net expenses	1.94	1.89 [4,5]	1.83 [3,4,5]	1.82 [5]	1.92
Net investment loss	(0.84)	(0.95)	(1.00)	(0.91)	(1.07)
PORTFOLIO TURNOVER RATE	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.85% and 1.82%, respectively.

[4]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.85% of average net assets of Class C shares.

[5]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 41.59%.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$14.86	$25.69	$24.08
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.06)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	6.38	(10.74)	1.74
Total income (loss) from operations	6.32	(10.83)	1.61
NET ASSET VALUE, END OF YEAR	$21.18	$14.86	$25.69
Total return[3]	42.53%†	(42.16)%	6.69%
NET ASSETS, END OF YEAR (000S)	$338	$189	$93
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.49%	1.41%	1.36%[4,5]
Net expenses	1.43 [6,7]	1.41	1.36 [4,5]
Net investment loss	(0.34)	(0.44)	(0.55)[4]
PORTFOLIO TURNOVER RATE	13%	26%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to November 30, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would not have changed.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 42.33%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS I SHARES[1]	2009		2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$15.55		$26.74	$24.76	$24.03	$21.31
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04		0.02	0.02	0.05	0.02
Net realized and unrealized gain (loss)	6.69		(11.21)	1.96	0.68	2.70
Total income (loss) from operations	6.73		(11.19)	1.98	0.73	2.72
NET ASSET VALUE, END OF YEAR	$22.28		$15.55	$26.74	$24.76	$24.03
Total return[2]	43.28	%†	(41.85)%	8.00%	3.04%	12.76%
NET ASSETS, END OF YEAR (MILLIONS)	$110		$169	$776	$2,289	$2,460
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.92%		0.83%	0.73%[3]	0.73%	0.78%
Net expenses	0.92	[4]	0.83	0.73 [3]	0.72 [5]	0.78
Net investment income	0.20		0.11	0.08	0.19	0.09
PORTFOLIO TURNOVER RATE	13%		26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would not have changed.

[4]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.05%.

[5]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 42.96%.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$1,806,371,791	—	—	$1,806,371,791
Short-term investment†	—	$31,007,000	—	31,007,000
Total investments	$1,806,371,791	$31,007,000	—	$1,837,378,791

† See	Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	23

Notes to financial statements continued

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

24	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$4,972,487	—	$(4,972,487)
(b)	19,079	$(19,079)	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	25

Notes to financial statements continued

and extraordinary expenses, to average net assets of Class R and I shares will not exceed 1.60% and 1.05%, respectively. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense ratio exceeding the expense cap.

During the year ended November 30, 2009, the Fund was reimbursed for expenses amounting to $170.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2009, LMIS and its affiliates received sales charges of approximately $40,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$2,000	$96,000	$11,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of November 30, 2009, the Fund had $7,662 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

3. Investments

During the year ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$230,377,944
Sales	896,196,727

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$494,885,099
Gross unrealized depreciation	(145,492,551)
Net unrealized appreciation	$349,392,548

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$3,293,138	$2,793,044	$204,776
Class B	940,548	202,006	7,622
Class C	2,802,097	445,466	6,786
Class R	1,414	620	5
Class I	—	216,137	266
Total	$7,037,197	$3,657,273	$219,455

*	For the period December 1, 2008 through September 14, 2009. Subsequent to September 14, 2009 these expenses were accrued as common fund expenses.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	27

Notes to financial statements continued

For the year ended November 30, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	—
Class B	—
Class C	—
Class R	$170
Class I	—
Total	$170

6. Shares of beneficial interest

At November 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED NOVEMBER 30, 2009		YEAR ENDED NOVEMBER 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	18,785,815	$331,703,301	34,900,526	$687,412,281
Shares repurchased	(40,403,626)	(718,508,659)	(51,770,877)	(1,124,744,762)
Net decrease	(21,617,811)	$(386,805,358)	(16,870,351)	$(437,332,481)
Class B
Shares sold	259,456	$4,167,500	249,531	$5,065,014
Shares repurchased	(3,023,579)	(47,729,819)	(5,061,149)	(104,544,392)
Net decrease	(2,764,123)	$(43,562,319)	(4,811,618)	$(99,479,378)
Class C
Shares sold	1,302,091	$20,782,943	1,678,918	$34,106,001
Shares repurchased	(5,117,473)	(82,604,624)	(7,655,377)	(153,209,035)
Net decrease	(3,815,382)	$(61,821,681)	(5,976,459)	$(119,103,034)
Class R
Shares sold	9,040	$149,626	10,258	$229,238
Shares repurchased	(5,782)	(91,487)	(1,170)	(24,402)
Net increase	3,258	$58,139	9,088	$204,836
Class I
Shares sold	1,334,789	$24,153,649	3,037,091	$70,340,564
Shares repurchased	(7,227,087)	(139,749,045)	(21,229,109)	(418,710,768)
Net decrease	(5,892,298)	$(115,595,396)	(18,192,018)	$(348,370,204)

28	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

7. Income tax information and distribution to shareholders

There were no distributions paid by the Fund during the fiscal years ended November 30, 2009 and 2008.

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(200,724,137)
Other book/tax temporary differences(a)	(110,903)
Unrealized appreciation/(depreciation)(b)	349,431,587
Total accumulated earnings/(losses) — net	$148,596,547

*	During the taxable year ended November 30, 2009, the Fund utilized $163,335,839 of its capital loss carryover available from prior years. As of November 30, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
11/30/2010	$(6,945,162)
11/30/2011	(2,204,357)
11/30/2013	(71,257,260)
11/30/2014	(81,428,997)
11/30/2016	(38,888,361)
$(200,724,137)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	29

Notes to financial statements continued

CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

30	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	31

Notes to financial statements continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

32	Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Large Cap Growth Fund (formerly Legg Mason Partners Large Cap Growth Fund), a series of Legg Mason Partners Equity Trust, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Large Cap Growth Fund as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 19, 2010

Legg Mason ClearBridge Large Cap Growth Fund 2009 Annual Report	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

34	Legg Mason ClearBridge Large Cap Growth Fund

Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the one-, three- and ten-year periods, but performed below the median for the five-year period. The Board also reviewed performance information provided by the Manager for

Legg Mason ClearBridge Large Cap Growth Fund	35

Board approval of management and subadvisory agreements (unaudited) continued

periods ended September 30, 2009, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Trustees noted that the portfolio manager responsible for managing the Fund during the periods under review had recently retired and that, prior to his retirement, the Board appointed additional portfolio managers who are experienced. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the new portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with

36	Legg Mason ClearBridge Large Cap Growth Fund

those of a group of 15 retail front-end load large-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load large-cap growth funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall

Legg Mason ClearBridge Large Cap Growth Fund	37

Board approval of management and subadvisory agreements (unaudited) continued

assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

38	Legg Mason ClearBridge Large Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason ClearBridge Large Cap Growth Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

40	Legg Mason ClearBridge Large Cap Growth Fund

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason ClearBridge Large Cap Growth Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

42	Legg Mason ClearBridge Large Cap Growth Fund

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason ClearBridge Large Cap Growth Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

44	Legg Mason ClearBridge Large Cap Growth Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason ClearBridge Large Cap Growth Fund	45

Legg Mason ClearBridge Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust

Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Large Cap Growth Fund

The Fund is a separate diversified investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE LARGE CAP GROWTH FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at
1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1380 1/10 SR10-1004

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2008 and November 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $97,000 in 2008 and $58,245 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $15,000 in 2008 and $4,500 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,800 in 2008 and $6,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for Legg Mason Partners Equity Trust were $0 in 2008 and $0 in 2009.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the

1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	January 28, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: January 28, 2010